RELATED-PARTY TRANSACTION	12 Months Ended
Sep. 30, 2017
RELATED-PARTY TRANSACTION
16.	RELATED-PARTY TRANSACTION

The Group had the following significant balance and transaction with a related party:

As of September 30, 2017, the amount due to a related party represented a temporarily non-interest bearing loan provided by Mr. Zhengdong Zhu, the chairman and the chief executive officer of the Group, to support the short term cash flow needs of the Company. The total amount of the loan provided by him was US$7,340 for the year ended September 30, 2017. The outstanding loan of US$1,648, as of September 30, 2017, was completely paid off by October 9, 2017. The Company acquired an additional loan from another bank to further support its operation, please refer to Note 15 for the disclosure of the loan.